Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies
(17)	Commitments and Contingencies

The Company is or may become subject to claims and lawsuits that arise in the ordinary course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse effect on the Company’s financial position. The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.

The financial services industry, including mutual fund, variable and fixed annuity, life insurance, and distribution companies, is subject to close scrutiny by regulators, legislators, and the media.

Federal and state regulators regularly make inquiries and conduct examinations or investigations concerning various selling practices in the annuity industry, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance laws and securities laws. State regulators have also been investigating various practices relating to unclaimed property. In certain instances, these investigations have led to regulatory enforcement proceedings. The Company is also subject to ongoing market conduct examinations and investigations by regulators, which may have a material adverse effect on the Company. Management assesses whether the amount of loss can be reasonably estimated prior to making any accruals.

In December 2008, the Securities and Exchange Commission (SEC) adopted a rule (Rule 151A) having the effect of categorizing most fixed-indexed annuity products as securities. This rule, if it had become fully operational, would have subjected issuers of fixed-indexed annuity products to SEC jurisdiction for purposes of registration and disclosure, advertising and marketing, suitability, and requirements as to the distribution of products through registered broker-dealers. In October 2010, several months after the Federal Court of Appeals for the District of Columbia Circuit vacated Rule 151A, the SEC withdrew the rule. As a result, issuers of fixed-indexed annuity products will not be under the SEC’s purview, rather they will remain subject to state insurance regulation, as long as insurers comply with the provisions of the Harkin Amendment, passed as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

It can be expected that annuity product design and sales practices will be an ongoing source of regulatory scrutiny and enforcement actions, litigation, and rulemaking. Similarly, private litigation regarding sales practices is ongoing against a number of insurance companies.

This could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future. When evaluating litigation, claims, and assessments, management considers the nature of the litigation, progress of the case, opinions or views of legal counsel, as well as prior experience in similar cases. Management uses this information to assess whether a loss is probable and if the amount of loss can be reasonably estimated prior to making any accruals.

The Company leases office space as mentioned in note 14. Expense for the operating lease was $29, $26, and $26 in 2013, 2012, and 2011, respectively. The future minimum lease payments required under operating leases are as follows:

2014	$22
2015	22
2016	24
2017	24
2018	24
2019 and beyond	36

Total	$152